Net income attributable to non-controlling interests	12 Months Ended
Dec. 31, 2017
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Net income attributable to non-controlling interests

D.32. Net income attributable to non-controlling interests

This line item includes the share of co-promotion profits attributable to BMS for territories covered by entities majority owned by Sanofi (see Note C.2.). The amounts involved were €84 million in 2017, €86 million in 2016 and €94 million in 2015. There is no tax effect on these amounts because BMS receives its share before tax.

This line item also includes the share of net income attributable to other non-controlling interests: €37 million in 2017, €5 million in 2016 and €7 million in 2015.